Derivatives And Hedging Instruments	3 Months Ended
Mar. 31, 2011
Derivatives And Hedging Instruments
Derivatives and Hedging Instruments

(4) Derivatives and Hedging Instruments

MEMC's derivatives and hedging activities consist of:

		Assets (Liabilities or Equity) Fair Value
In millions	Balance Sheet Location	As of March 31, 2011	As of December 31, 2010
Derivatives designated as hedging:
Interest rate swaps	Accrued liabilities	$(0.5)	$(6.2)
Interest rate swaps	Prepaid and other current assets	$1.2	$0.7
Interest rate swaps	Accumulated other comprehensive income	$(2.3)	$2.4
Currency forward contracts	Prepaid and other current assets (accrued liabilities)	$9.3	$(8.6)
Currency forward contracts	Accumulated other comprehensive income	$(9.6)	$8.6

Derivatives not designated as hedging:
Suntech warrant	Other assets	$6.8	$5.2
Currency forward contracts	Prepaid and other current assets	$1.0	$2.1
Currency forward contracts	Accrued liabilities	$(2.1)	$(0.5)
Other derivatives	Prepaid and other current assets	$—	$1.2
Other derivatives	Other assets	$1.7	$1.6

		(Gains) Losses
		Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
In millions	Statement of Operations Location
Derivatives not designated as hedging:
Suntech warrant	(Increase) decrease in fair value of warrant	$(1.6)	$5.3
Currency forward contracts	Other, net	$1.8	$(1.0)

To mitigate financial market risks of foreign currency exchange rates, we utilize currency forward contracts. We do not use derivative financial instruments for speculative or trading purposes. We generally hedge transactional currency risks with currency forward contracts. As of March 31, 2011 and December 31, 2010, these currency forward contracts had net notional amounts of $205.2 million and $78.7 million, respectively. Gains and losses on these foreign currency exposures are generally offset by corresponding losses and gains on the related hedging instruments, reducing the net exposure to MEMC. A substantial portion of our revenue and capital spending is transacted in U.S. Dollars. However, we do enter into transactions in other currencies, primarily the Euro, the Japanese Yen, and certain other Asian currencies. To protect against reductions in value and volatility of future cash flows caused by changes in foreign exchange rates, we have established transaction-based hedging programs. Our hedging programs reduce, but do not always eliminate, the impact of foreign currency exchange rate movements. At any point in time we may have outstanding contracts with several major financial institutions for these hedging transactions. Our maximum credit risk loss with these institutions is limited to any gain on our outstanding contracts.

In addition to the currency forward contracts purchased to hedge transactional currency risks, we have entered into currency forward contracts to hedge cash flow risks associated with future purchases of raw materials denominated in Euros. Our cash flow hedges are designed to protect against the variability in foreign currency rates between the Euro and U.S. Dollars. We will hedge the foreign currency exposure through the fourth quarter of 2013 when the final payment on the purchase in Euros is expected to be made. The cash flow hedges are accounted for using hedge accounting. The notional amount of the currency forward contracts designated and accounted for as cash flow hedges as of March 31, 2011 and December 31, 2010 was $342.8 million and $377.3 million, respectively. At March 31, 2011, we had a $9.6 million gain in accumulated other comprehensive income, which represents the fair value of the effective portion of our cash flow hedges for currency forward contracts. After the raw materials have been moved to finished goods and sold to external customers the gain or loss on the hedge will be recognized into cost of goods sold. Based on the fair value at March 31, 2011, we expect $6.2 million of the gain to be reclassified into cost of goods sold within the next twelve months for our currency forward contracts designated as effective cash flow hedges. No ineffectiveness was recognized in 2011.

We are party to interest rate swap instruments with notional amounts totaling approximately $86.1 million and $146.2 million at March 31, 2011 and December 31, 2010, respectively, that are accounted for using hedge accounting. These instruments are used to hedge floating rate debt and are accounted for as cash flow hedges. Under the swap agreements, MEMC pays the fixed rate and the financial institution counterparties to the agreements pay MEMC a floating interest rate. The estimated fair value recorded to the balance sheet as provided in the table above is an estimate of the net amount that MEMC would settle on March 31, 2011, if the agreements were transferred to other third parties or cancelled by MEMC. The effective portion of these hedges during the three months ended March 31, 2011 was recorded to accumulated other comprehensive income. Ineffectiveness of $0.2 million was recognized in the first quarter of 2011 and no such amount was recognized in the three months ended March 31, 2010.

The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech, a customer, which warrant was received at the time that MEMC signed a long-term supply agreement with Suntech. The Suntech warrant exposes MEMC to equity price risk.